FAIR VALUE MEASUREMENT (Tables)	3 Months Ended
Mar. 31, 2012
FAIR VALUE MEASUREMENT
Financial assets and liabilities measured at fair value within the fair value hierarchy

	Total	Level 1	Level 2	Level 3
Financial assets:
Cash equivalents and short-term investments(i)	$7,991	$—	$7,991	$—
Available-for-sale securities(ii)	132,379	130,268	2,111	—
Trade receivables(iii)	90,892	—	90,892	—
Fair value of derivative financial instruments(iv)	2,360	—	2,360	—

	$233,622	$130,268	$103,354	$—

  (i)
  Fair value approximates the carrying amounts due to short-term nature.

  (ii)
  Recorded at fair value using quoted market prices (Level 1) and external pricing service providers with observable inputs (Level 2).

  (iii)
  Trade receivables from provisional invoices for concentrate sales are included within Level 2 as they are valued using quoted forward rates derived from observable market data based on the month of expected settlement.

  (iv)
  Recorded at fair value based on broker-dealer quotations.